UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2012

PETROLEUM DEVELOPMENT CORPORATION
(Doing Business as PDC Energy)
(Exact name of registrant as specified in its charter)

NEVADA	0-7246	95-2636730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1775 Sherman Street, Suite 3000
Denver, Colorado 80203

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 11, 2012, Petroleum Development Corporation (dba PDC Energy) (the "Company") entered into a Purchase and Sale Agreement ("PSA") with certain affiliates of Merit Energy ("Merit"), pursuant to which the Company has agreed to purchase from Merit certain Wattenberg Field oil and natural gas properties, leasehold mineral interests and related assets for aggregate cash consideration of approximately $330.6 million (the "Merit Acquisition"), subject to customary adjustments to the purchase price, including adjustments based on title and environmental diligence to be conducted by the Company and subject to customary closing conditions. There can be no assurance such conditions to closing will be satisfied.

As the PSA is deemed probable and individually significant, in accordance with Rule 3-05 under SEC Regulation S-X, the Company is providing audited and unaudited financial statements and unaudited pro forma financial information in connection with this acquisition. The unaudited statements of revenues and direct operating expenses, including the notes thereto, for the three months ended March 31, 2012 and 2011, and the audited statement of revenues and direct operating expenses, including the notes thereto, for the year ended December 31, 2011, and the independent auditors' report related thereto, are attached as Exhibit 99.1 and incorporated herein by reference.

The unaudited pro forma condensed consolidated balance sheet of PDC Energy as of March 31, 2012, and the unaudited pro forma condensed consolidated statements of operations of PDC Energy for the three months ended March 31, 2012, and for the year ended December 31, 2011, which give effect to the acquisition, are attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The unaudited statements of revenues and direct operating expenses, including the notes thereto, for the three months ended March 31, 2012 and 2011, and the audited statement of revenues and direct operating expenses, including the notes thereto, for the year ended December 31, 2011, and the independent auditors' report related thereto, are attached as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2012 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011 to reflect the Merit Acquisition are filed as Exhibit 99.2 to this current report and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors, KPMG LLP, dated as of May 14, 2012.

99.1
The unaudited statements of revenues and direct operating expenses, including the notes thereto, for the assets under contract for the three months ended March 31, 2012 and 2011, and the audited statement of revenues and direct operating expenses, including the notes thereto, for the assets under contract for the year ended December 31, 2011, and the independent auditors' report related thereto.

99.2
The unaudited pro forma condensed consolidated balance sheet of PDC Energy as of March 31, 2012 and the unaudited pro forma condensed consolidated statements of operations of PDC Energy for the three months ended March 31, 2012 and for the year ended December 31, 2011, which give effect to the Merit Acquisition.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2012

PETROLEUM DEVELOPMENT CORPORATION

By:	/s/ Daniel W. Amidon
Daniel W. Amidon
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditors, KPMG LLP, dated as of May 14, 2012.

99.1
The unaudited statements of revenues and direct operating expenses, including the notes thereto, for the assets under contract for the three months ended March 31, 2012 and 2011, and the audited statement of revenues and direct operating expenses, including the notes thereto, for the assets under contract for the year ended December 31, 2011, and the independent auditors' report related thereto.

99.2
The unaudited pro forma condensed consolidated balance sheet of PDC Energy as of March 31, 2012 and the unaudited pro forma condensed consolidated statements of operations of PDC Energy for the three months ended March 31, 2012 and for the year ended December 31, 2011, which give effect to the Merit Acquisition.